Exhibit 10.2.1

AMENDMENT NUMBER 1

TO THE

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

2005 EXECUTIVE INCENTIVE PLAN

DATED: October 21, 2009

Effective January 1, 2009

Pursuant to resolutions of the Board of Trustees of Consolidated Edison Company of New York, Inc. (“CECONY”) adopted on May 18, 2009, the undersigned hereby approves the amendments to the Consolidated Edison Company of New York, Inc. 2005 Executive Incentive Plan, as set forth below:

1. The PURPOSE is amended by adding the following at the end thereof:

Effective January 1, 2009, the Plan has been amended to include the position of Executive Vice President as an Executive Officer.

2. ARTICLE I, DEFINITIONS, is amended as follows:

The definition of Executive Officer is amended by inserting the words “Executive Vice President” after “Chief Executive Officer,” and before “Senior Vice President” in the second sentence to read as follows:

1.16    Executive Officer

shall mean an executive of the Company who holds the position of Chairman and Chief Executive Officer, Executive Vice President, Senior Vice President and Chief Financial Officer, General Counsel, President and Chief Operating Officer, Senior Vice President—Business Shared Services, Senior Vice President—Enterprise Shared Services, Senior Vice President—Public Affairs, or Vice President and General Auditor; an executive of Orange and Rockland Utilities Inc. who holds the title of President and Chief Executive Officer; or an executive of CEI who holds the title of The Group President, Competitive Energy Businesses.

3. ARTICLE IV. DETERMINATION OF AWARDS, is amended as follows:

Subsection (b) of Section 4.05 Awards to Executive Officers, is amended by inserting the words “Executive Vice President,” after the words “Chief Executive Officer,” and before “Senior Vice President” to read as follows:

(b) For the Chairman and Chief Executive Officer, Executive Vice President, Senior Vice President and Chief Financial Officer, and General Counsel.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 21st day of October, 2009.

/s/ Mary Adamo
Mary Adamo
Vice President—Human Resources and
Plan Director
The Consolidated Edison, Inc. Stock Purchase Plan

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